                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report -- May 25, 2000



Commission     Registrant, State of Incorporation      I.R.S. Employer
File Number    Address and Telephone Number            Identification No.
-----------    ----------------------------            -------------------


0-30338        RGS Energy Group, Inc.                  16-1558410
               (Incorporated in New York)
               89 East Avenue
               Rochester, NY  14649
               Telephone (716)771-4444



1-672          Rochester Gas and Electric Corporation  16-0612110
               (Incorporated in New York)
               89 East Avenue
               Rochester, NY  14649
               Telephone (716)546-2700


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ITEM 5.   OTHER EVENTS

     On May 25, 2000, the New York State Department of Environmental Conservation (NYSDEC) issued an air pollution notice of violation to Rochester Gas and Electric Corporation (RG&E) regarding the operation of its Beebee and Russell coal-fired generation plants. Russell continues to operate; Beebee was retired in 1999. The notice alleges violations of the federal Clean Air Act and the New York State Environmental Conservation Law resulting from the alleged failure of RG&E to obtain permits for plant modifications and the alleged failure to install air pollution control equipment.

     The NYSDEC regulation in question is called a New Source Review. It applies to plants that have made modifications to increase their plant output. RG&E believes that it has not committed any violations of the New Source review permitting process. RG&E has, and continues to, comply with state and federal regulations regarding air emissions at its coal-fired power plants.

     To assure its customers of a continuous supply of electricity, RG&E maintains its power plant in safe and reliable working order. Such maintenance has never increased the electric output of the plants and has, in fact, reduced emissions. The NYSDEC has been formally and informally kept aware of significant maintenance projects and has never before required the permits now in question. RG&E will continue to discuss the maintenance activities at both plants with any appropriate authority.

     On June 1, 2000, RG&E issued a press release announcing an auction process by RG&E, Central Hudson Gas & Electric Corporation, New York State Electric & Gas Corporation and Niagara Mohawk Power Corporation (Niagara Mohawk) in connection with their ownership interests in the Nine Mile Point Unit 2 nuclear generating station and Niagara Mohawk's interest in Nine Mile Point Unit 1. See attached Exhibit No. 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:  See Exhibit Index below.



                                 Exhibit Index

No.
---

99.1 Press Release of RG&E issued on June 1, 2000, announcing an auction process by RG&E, Central Hudson Gas & Electric Corporation, New York State Electric & Gas Corporation and Niagara Mohawk in connection with their ownership interests in the Nine Mile Point Unit 2 nuclear generating station and Niagara Mohawk's interest in Nine Mile Point Unit 1.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                           RGS ENERGY GROUP, INC.
                           ----------------------
                                 (Registrant)



Date: June 8, 2000         By:       /s/ J. B. Stokes
                                -------------------------------

                                        J. Burt Stokes
                                  Senior Vice President, and
                                    Chief Financial Officer



Date: June 8, 2000         By:      /s/ William J. Reddy
                                --------------------------------

                                        William J. Reddy
                                           Controller



                           ROCHESTER GAS AND ELECTRIC CORPORATION
                           --------------------------------------
                                        (Registrant)



Date: June 8, 2000         By:       /s/ J. B. Stokes
                                -------------------------------

                                         J. Burt Stokes
                                Senior Vice President, Corporate
                              Services and Chief Financial Officer



Date: June 8, 2000         By:        /s/ William J. Reddy
                                --------------------------------

                                        William J. Reddy
                                 Vice President and Controller